UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 20, 2008 (October 17, 2008)
Date of Report (Date of earliest event reported)
MidAmerican Energy Holdings Company
(Exact name of registrant as specified in its charter)

Iowa	001-14881	94-2213782

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

666 Grand Avenue, Suite 500
Des Moines, Iowa		50309-2580

(Address of principal executive offices)		(Zip code)
515-242-4300
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1: JOINT PRESS RELEASE
EX-99.2: APPLICATION TO THE MARYLAND PUBLIC SERVICE COMMISSION
EX-99.3: PETITION BEFORE THE STATE OF NEW YORK PUBLIC SERVICE COMMISSION
EX-99.4: JOINT PRESS RELEASE

Item 8.01.	Other Events
     On October 17, 2008, MidAmerican Energy Holdings Company (“MidAmerican”) and Constellation Energy Group, Inc. (“Constellation Energy”) issued a joint press release announcing that MidAmerican filed an application with the Maryland Public Service Commission (the “MPSC”) requesting approval to acquire Baltimore Gas and Electric Company pursuant to the proposed merger with Constellation Energy. Also on October 17, 2008, MidAmerican and Constellation Energy filed a joint petition with the State of New York Public Service Commission (the “NY Commission”) seeking approval of the transaction. In addition on October 17, 2008, the companies also made regulatory filings with the Georgia Public Service Commission and the Commissioner of Competition with the Canadian Competition Bureau in connection with the proposed merger. A copy of the joint press release issued October 17, 2008 is attached as Exhibit 99.1 to this report and is incorporated herein by reference. A copy of the application to the MPSC is attached as Exhibit 99.2 to this report and is incorporated herein by reference. A copy of the petition before the NY Commission is attached as Exhibit 99.3 to this report and is incorporated herein by reference.
     Also on October 17, 2008, MidAmerican and Constellation Energy issued a joint press release announcing that Constellation Energy has filed preliminary proxy materials with the Securities and Exchange Commission related to its proposed merger with MidAmerican. A copy of the joint press release is attached as Exhibit 99.4 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release of MidAmerican Energy Holdings Company and Constellation Energy Group, Inc., dated October 17, 2008.

99.2	Application to the Maryland Public Service Commission, dated October 17, 2008.

99.3	Petition before the State of New York Public Service Commission, dated October 17, 2008.

99.4	Joint Press Release of MidAmerican Energy Holdings Company and Constellation Energy Group, Inc., dated October 17, 2008.

Forward-Looking Statements
This report contains statements that do not directly or exclusively relate to historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the proposed transaction between MidAmerican and Constellation Energy and the expected timing and completion of the transaction. You can typically identify forward-looking statements by the use of forward-looking words, such as “may,” “could,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “intend,” “potential,” “plan,” “forecast,” and similar terms. These statements are based upon MidAmerican’s current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside MidAmerican’s control and could cause actual results to differ materially from those expressed or implied by MidAmerican’s forward-looking statements. These factors include, among others:
•	the ability to obtain governmental approvals of the transaction or to satisfy other conditions to the transaction on the terms and expected timeframe or at all;
•	general economic, political and business conditions in the jurisdictions in which MidAmerican’s facilities are located;
•	changes in governmental, legislative or regulatory requirements affecting MidAmerican or the electric or gas utility, pipeline or power generation industries;
•	changes in, and compliance with, environmental laws, regulations, decisions and policies that could increase operating and capital improvement costs, reduce plant output and/or delay plant construction;
•	the outcome of general rate cases and other proceedings conducted by regulatory commissions or other governmental and legal bodies;
•	changes in economic, industry or weather conditions, as well as demographic trends, that could affect customer growth and usage or supply of electricity and gas or MidAmerican’s ability to obtain long-term contracts with customers;
•	changes in prices and availability for both purchases and sales of wholesale electricity, coal, natural gas, other fuel sources and fuel transportation that could have a significant impact on generation capacity and energy costs;
•	the financial condition and creditworthiness of MidAmerican’s significant customers and suppliers;
•	changes in business strategy or development plans;
•	availability, terms and deployment of capital;
•	performance of MidAmerican’s generation facilities, including unscheduled outages or repairs;
•	risks relating to nuclear generation;
•	the impact of derivative instruments used to mitigate or manage volume and price risk and interest rate risk and changes in the commodity prices, interest rates and other conditions that affect the value of the derivatives;
•	the impact of increases in healthcare costs, changes in interest rates, mortality, morbidity and investment performance on pension and other postretirement benefits expense, as well as the impact of changes in legislation on funding requirements;
•	changes in MidAmerican’s and its subsidiaries’ credit ratings;
•	unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future generation plants and infrastructure additions;

•	the impact of new accounting pronouncements or changes in current accounting estimates and assumptions on financial results;
•	MidAmerican’s ability to successfully integrate future acquired operations into its business;
•	other risks or unforeseen events, including litigation and wars, the effects of terrorism, embargos and other catastrophic events; and
•	other business or investment considerations that may be disclosed from time to time in MidAmerican’s filings with the United States Securities and Exchange Commission or in other publicly disseminated written documents.
MidAmerican undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDAMERICAN ENERGY HOLDINGS COMPANY (Registrant)
Date: October 20, 2008	/s/ Douglas L. Anderson
Douglas L. Anderson
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release of MidAmerican Energy Holdings Company and Constellation Energy Group, Inc., dated October 17, 2008.

99.2	Application to the Maryland Public Service Commission, dated October 17, 2008.

99.3	Petition before the State of New York Public Service Commission, dated October 17, 2008.

99.4	Joint Press Release of MidAmerican Energy Holdings Company and Constellation Energy Group, Inc., dated October 17, 2008.